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GreenPoint Manufactured Housing
Contract Trust
Pass Through Certificates
Series 2000-5
Investor Number 52000092

Determination Date:     28-Feb-01
Remittance Date A-1     05-Mar-01
Remittance Date A-2     12-Mar-01
Remittance Date A-3     14-Mar-01
Month End Date:         31-Jan-01

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
 (a)   Class A-1 Distribution Amount                                                                  2,583,402.22
 (b)   Class A-1 Distribution Principal                                                               2,075,000.00
               Scheduled Payments of Principal                                373,219.07
               Partial Prepayments                                            213,249.38
               Scheduled Principal Balance Principal Prepayment in Full       927,564.55
               Scheduled Principal Balance Liquidated Contracts               548,051.75
               Scheduled Principal Balance Repurchases                              0.00
               Previous Holdover Amount                                        14,246.33
               Current Holdover Amount                                         (1,331.08)
               Previous Undistributed Shortfalls                                    0.00
 (c)   Class A-1 Interest Distribution                                                                  508,402.22
       Class A-1 Interest Shortfall                                                                           0.00
 (d)   Class A-1 Remaining Certificate Balance                                                      114,650,000.00

 (e)   Class A-2 Distribution Amount                                                                    544,444.44
 (f)   Class A-2 Distribution Principal                                                                       0.00
               Scheduled Payments of Principal                                      0.00
               Partial Prepayments                                                  0.00
               Scheduled Principal Balance Principal Prepayment in Full             0.00
               Scheduled Principal Balance Liquidated Contracts                     0.00
               Scheduled Principal Balance Repurchases                              0.00
               Previous Holdover Amount                                             0.00
               Current Holdover Amount                                              0.00
               Previous Undistributed Shortfalls                                    0.00
 (g)   Class A-2 Interest Distribution                                                                  544,444.44
       Class A-2 Interest Shortfall                                                                           0.00
 (h)   Class A-2 Remaining Certificate Balance                                                      125,000,000.00

 (i)   Class A-3 Distribution Amount                                                                    544,444.44
 (j)   Class A-3 Distribution Principal                                                                       0.00
               Scheduled Payments of Principal                                      0.00
               Partial Prepayments                                                  0.00
               Scheduled Principal Balance Principal Prepayment in Full             0.00
               Scheduled Principal Balance Liquidated Contracts                     0.00
               Scheduled Principal Balance Repurchases                              0.00
               Previous Holdover Amount                                             0.00
               Current Holdover Amount                                              0.00
               Previous Undistributed Shortfalls                                    0.00
 (k)   Class A-3 Interest Distribution                                                                  544,444.44
       Class A-3 Interest Shortfall                                                                           0.00
 (l)   Class A-3 Remaining Certificate Balance                                                      125,000,000.00

 (m)   Class A-1 Pass Through Rate                                                                        5.600000%
       Class A-2 Pass Through Rate                                                                        5.600000%
       Class A-3 Pass Through Rate                                                                        5.600000%

 (n)   Senior Monthly Servicing Fee                                                                     305,592.29
       Subordinated Monthly Servicing Fee                                                                     0.00
       Subordinated Monthly Servicing Fees remaining unpaid                                                   0.00
       Section 7.05 Legal Fees                                                                                0.00

 (o)   Servicing Fees Subordination Event                                                                       NO

 (p)   Servicer Termination Event                                                                               NO

 (q)   Delinquency                                                            # of Contracts          Prin. Balance
                                                                              --------------          -------------
               a)  Loans 31 to 59 days delinquent                                    133              5,803,781.13
               b)  Loans 60 to 89 days delinquent                                     53              2,324,344.24
               c)  Loans delinquent 90 or more days                                   49              2,657,082.92
                                                                             ---------------         -------------
                                                                                     235             10,785,208.29
                                                                             ===============         =============

 (r)   Repurchased Contracts
               Repurchased Contracts                                               Number         Repurchase Price
                                                                             ---------------      ----------------
               (see attached schedule)                     Total Repurchases           0                      0.00
                                                                             ===============      ================

 (s)   Repossessions or Foreclosures                                               Number          Actual Balance
                                                                             ---------------       ---------------
                                                       BOP Repossessions              64             $2,789,870.69
                                           Plus Repossessions this Month              33              1,234,127.37
                                                       Less Liquidations             (15)             ($550,367.40)
                                                                             ---------------       ---------------
                                                       EOP Repossessions              82             $3,473,630.66
                                                                             ===============       ===============

 (t)   Enhancement Payment                                                                                    0.00

 (u)   Monthly Advance                                                                                        0.00
       Outstanding Amount Advanced                                                                            0.00

 (v)   Deposit to Special Account                                                                             0.00

 (w)   Amount Distributed to Class R Certificateholders                                                 829,184.87

 (x)   Previous Period Net Weighted Average Contract Rate                                                     9.93%
       Current Period Net Weighted Average Contract Rate                                                      9.93%

 (y)   Number of Manufactured Homes currently held due to repossession                                          82
       Principal balance of Manufactured Homes currently held                                         3,473,630.66

 (z)   Beginning of Period Scheduled Pool Balance                                                   366,710,753.67
       Beginning Pool Principal Balance Percentage                                                           97.79%
       Ending of Period Scheduled Pool Balance                                                      364,648,668.92
       Ending Principal Balance Percentage                                                                   97.24%
       Ending Collateral Loan Balance                                                               364,713,992.83

(aa)   Aggregate Deficiency Amounts                                                                       4,128.00
       Servicer Deficiency Amounts received                                                               1,444.80

(bb)   Additional Items


(cc)   Class A-1 Net Funds Carryover Amount                                                                   0.00
       Class A-2 Net Funds Carryover Amount                                                                   0.00
       Class A-3 Net Funds Carryover Amount                                                                   0.00

(dd)   Deposit into the Certificate Account from the 2000-4 Reserve Account                                      0

(ee)   Cumulative Realized Losses                                                                       548,138.87
       Current Realized Loss Ratio                                                                            0.01


(ff)   1st Letter of Credit                                   1st letter of Credit            2nd Letter of Credit
       Draw Amount under the LOC                                              0.00                            0.00
       Reimbursement of previous Draw Amount                                  0.00                            0.00
       Undrawn LOC Amount                                            74,625,000.00                   18,187,500.00
       Letter of Credit Amount                                       74,625,000.00                   18,187,500.00
       Amounts due LOC Provider for reimbursement of
       previous draws                                                         0.00                            0.00
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